UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2021

PROVENTION BIO, INC.

Commission File Number: 001-38552

Delaware (State or other jurisdiction of incorporation)	81-5245912 (IRS Employer Identification No.)

55 Broad Street, 2nd Floor Red Bank, New Jersey (Address of principal executive offices)	07701 (Zip Code)

(908) 336-0360

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRVB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 13, 2021, Provention Bio, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with SVB Leerink LLC and Cantor Fitzgerald & Co., as representatives of the several underwriters (the “Underwriters”), relating to a public offering (the “Offering”) of 6,250,000 shares (the “Firm Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a price to the public of $16.00 per share. In addition, the Company granted the Underwriters an option to purchase up to an additional 937,500 shares (the “Optional Shares” and together with the Firm Shares, the “Shares”) of Common Stock at the same price per share as the Firm Shares. Subject to customary closing conditions, the closing of the Offering is expected to take place on January 19, 2021.

The Offering is being made only by means of a prospectus supplement and accompanying prospectus. An automatic shelf registration statement (including a prospectus) was filed with the Securities and Exchange Commission (“SEC”) on January 12, 2021, and became effective upon filing (Registration No. 333-252045) (the “Registration Statement”). A prospectus supplement relating to the Offering was filed with the SEC on January 15, 2021.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

An opinion, dated January 15, 2021, regarding the legality of the issuance and sale of the Shares in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K. Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 13, 2021, among Provention Bio, Inc. and SVB Leerink LLC and Cantor Fitzgerald & Co., as representatives of the several underwriters.
5.1	Opinion of Ropes & Gray LLP.
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above)
99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2021	Provention Bio, Inc.

By:	/s/ Andrew Drechsler
Andrew Drechsler
Chief Financial Officer